UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	January 6, 2005
Date of Earliest Event Reported:	December 31, 2004

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Pierce Road Itasca, Illinois		60143
(Address of principal executive offices)		(Zip Code)

(630) 773-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Form of OfficeMax Incorporated Nonstatutory Stock Option Agreement

On December 31, 2004, the company granted stock options to its directors who participated in the company’s Director Stock Compensation Plan (DSCP) during 2004.  These options are exercisable on July 1, 2005, and will expire three years following the option holder’s retirement, resignation, or termination as a director of the company.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the OfficeMax Incorporated Nonstatutory Stock Option Agreement, included as Exhibit 10.1 to this filing.  Exhibit 10.1 is incorporated by reference into this Item 1.01.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 5, 2005, the following principal officer resigned from his position:

Gary J. Peterson, resigned as President-Retail.

Item 9.01                                             Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit 10.1                                    Form of OfficeMax Incorporated Nonstatutory Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

	By	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President, General Counsel and Corporate Secretary
Date: January 6, 2005

EXHIBIT INDEX

Number	Description

10.1	Form of OfficeMax Incorporated Nonstatutory Stock Option Agreement